UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 26, 2011

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, PlainsCapital Corporation, a Texas corporation (the “Company”), has entered into certain loan agreements with, and made notes evidencing debts thereunder payable to, JPMorgan Chase Bank, NA, a national banking association and the successor by merger to Bank One, NA (Illinois) (“JPM”), pursuant to which as of July 31, 2011, the Company had an aggregate principal balance of approximately $45.7 million outstanding (collectively, the “Loans”). On July 26, 2011, the Company entered into amendments to its loan agreements with, and amended and restated notes evidencing debts thereunder made payable to, JPM with respect to certain of the Loans (collectively, the “July 2011 Loan Amendments”). The July 2011 Loan Amendments are described in more detail below.

Amendments to Existing $17.7 Million Revolving Line of Credit

On July 26, 2011, in connection with the Company’s then-outstanding $17.7 million revolving line of credit with JPM (as previously amended, the “Prior Revolver”), the Company and JPM entered into that certain Eleventh Amendment to Amended and Restated Loan Agreement and that certain Sixth Amended and Restated Promissory Note (collectively, the “Prior Revolver Amendments”), amending the Company’s obligations pursuant to the Prior Revolver. The Prior Revolver Amendments, among other things: (i) convert the Prior Revolver into a term loan with a principal balance outstanding of $17.7 million (as amended, the “$17.7 Million Term Loan”); (ii) decrease, commencing September 30, 2011, the acceptable non-performing asset ratio for PlainsCapital Bank, a Texas banking association and wholly owned subsidiary of the Company (the “Bank”); and (iii) extend the maturity date of the $17.7 Million Term Loan from July 31, 2011 until July 31, 2012. In addition, pursuant to the Prior Revolver Amendments, a principal installment payment in the amount of $885,000, as well as accrued interest on the $17.7 Million Term Loan, is payable quarterly, commencing on September 1, 2011, and all outstanding principal and interest is due and payable in full on the maturity date.

Amendments to Existing $5.0 Million Revolving Line of Credit

On July 26, 2011, in connection with the Company’s then-outstanding $5.0 million revolving line of credit with JPM (the “Revolver”), the Company and JPM entered into that certain Renewal, Extension and Modification Agreement and that certain Fourth Amended and Restated Promissory Note (collectively, the “Revolver Amendments”), amending the Company’s obligations pursuant to the Revolver. As of July 1, 2011, the Company had an outstanding principal balance under the Revolver of $5.0 million. The Revolver Amendments, among other things: (i) decrease, commencing September 30, 2011, the acceptable non-performing asset ratio for the Bank and (ii) extend the maturity date of the Revolver from July 31, 2011 until July 31, 2012. Interest due on any amounts outstanding under the Revolver is payable quarterly, commencing on September 1, 2011, and all outstanding principal and interest is due and payable in full on the maturity date.

Amendments to Existing $3.0 Million Term Loan

On July 26, 2011, the Company and JPM entered into that certain Renewal, Extension and Modification Agreement and that certain Third Amended and Restated Promissory Note (collectively, the “Term Loan Amendments”), amending the terms of the Company’s existing term loan (the “Term Loan”). As of July 1, 2011, the Term Loan had an outstanding principal balance of $2.5 million. The Term Loan Amendments, among other things: (i) reduce the principal amount of the Term Loan from $3.0 million to $2.5 million; and (ii) extend the maturity date of the Term Loan from July 31, 2011 until July 31, 2012. In addition, pursuant to the Term Loan Amendments, the Company is required to pay an annual installment payment of $500,000, commencing February 1, 2012, on the principal amounts outstanding under the Term Loan. Interest due on any amounts outstanding under the Term Loan is payable semi-annually, commencing on August 1, 2011, and all outstanding principal and interest is due and payable in full on the maturity date.

Copies of the July 2011 Loan Amendments are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated by reference herein. You are encouraged to read these documents for a more complete understanding of their terms. The foregoing descriptions of the July 2011 Loan Amendments are qualified in their entirety by the full text of the July 2011 Loan Amendments.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Company’s financial obligations pursuant to the Loans amended on July 26, 2011, which is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Eleventh Amendment to Amended and Restated Loan Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.2	Sixth Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.3	Renewal, Extension and Modification Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.4	Fourth Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.5	Renewal, Extension and Modification Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.6	Third Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: August 1, 2011	By:	/s/ JOHN A. MARTIN
	Name:	John A. Martin
	Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Eleventh Amendment to Amended and Restated Loan Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.2	Sixth Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.3	Renewal, Extension and Modification Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.4	Fourth Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.5	Renewal, Extension and Modification Agreement, dated as of July 26, 2011, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.6	Third Amended and Restated Promissory Note, dated as of July 26, 2011, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.